CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ricky’s Board Shop, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Krieger, acting in the capacity as the Chief Executive Officer of the Company, and I, Kandace Krieger, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Richard Krieger

     Richard Krieger

     Chief Executive Officer

     April 30, 2008

/s/Kandance Krieger

    Kandance Krieger

    Chief Financial Officer

    April 30, 2008